UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2006

VISANT HOLDING CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	333-112055	90-0207875
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

357 Main Street
Armonk, New York 10504		10504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (914) 595-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is incorporated into this Item 1.01 by reference.

Note Purchase Agreement

On March 31, 2006, Visant Holding Corp. (the “Issuer”) executed a Purchase Agreement, by and among the Issuer and Lehman Brothers Inc. and Banc of America Securities LLC, as initial purchasers. Pursuant to the Purchase Agreement, among other things, the Issuer agreed to sell to the initial purchasers $350.0 million in aggregate principal amount of its 8.75% Senior Notes due 2013 (the “Notes”).

The initial purchasers and their affiliates have provided and may, from time to time, continue to provide investment banking, financial advisory and other services to us, for which they have received customary fees and reimbursements of expenses, and for which they expect to receive customary fees and reimbursement of expenses, respectively. In addition, Banc of America Securities LLC and its affiliates served as co-arranger and co-syndication agent under Visant Corporation’s senior secured credit facilities.  Banc of America Securities LLC also served as co-manager for Visant Corporation’s offering of 7-5/8% senior subordinated notes in October 2004.  In addition, certain affiliates of each of the initial purchasers are investors in an investment fund affiliated with Kohlberg Kravis Roberts & Co., which is one of our principal stockholders.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 99.1 hereto.

Registration Rights Agreement

Pursuant to a Registration Rights Agreement, dated April 4, 2006, we are obligated to file and use our commercially reasonable efforts to cause to become effective a registration statement with respect to an offer to exchange the Notes for other freely tradable notes issued by us that are registered with the Securities and Exchange Commission (the “SEC”) and have substantially identical terms as the Notes. The Registration Rights Agreement provides that if we are not able to effect the exchange offer, we will file with the SEC and use our commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the Notes. Pursuant to the Registration Rights Agreement, we will be obligated to pay additional interest on the Notes in certain instances, including if we do not file the registration statement by August 2, 2006 or have the exchange offer registration statement declared effective by the SEC by October 31, 2006.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 99.2 hereto.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Visant Holding Corp. completed an offering of $350.0 million principal amount of 8.75% Senior Notes due 2013 (the “Notes”) on April 4, 2006. The Notes were offered within the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, and, outside the United States, only to non-U.S. investors.  The proceeds of this offering were used to pay a dividend to our stockholders and to pay the fees and expenses of the offering.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The Notes, which were issued pursuant to the Indenture, dated April 4, 2006 (the “Indenture”), between us and U.S. Bank National Association, as trustee (the “Trustee”), mature on December 1, 2013 and bear interest at 8.75% per annum, payable semi-annually on June 1 and December 1 of each year, beginning June 1, 2006. The Notes are Visant Holding Corp.’s general unsecured senior obligations and are senior in right of payment to all of the existing and future subordinated indebtedness of Visant Holding Corp. and effectively junior to all of the existing and future liabilities and preferred stock of Visant Holding Corp.’s subsidiaries.  The Notes also rank pari passu in right of payment to the prior payment in full of all senior indebtedness of Visant Holding Corp. (including its outstanding senior discount notes).

The Notes are subject to redemption at any time, at our option, in whole or in part, on or after December 1, 2008 at redemption prices plus accrued and unpaid interest starting at 106.563% of principal (plus accrued and unpaid interest) during the 12-month period beginning December 1, 2008 and declining annually to 100% of principal (plus accrued and unpaid interest) on December 1, 2011 and thereafter.

At any time prior to December 1, 2008, we may redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of Notes redeemed plus an applicable premium as of, and accrued and unpaid interest, to the date of redemption. In addition, before December 1, 2008, we may on any one or more occasions redeem up to an aggregate of 35% of the Notes originally issued at a redemption price of 108.750% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net cash proceeds of certain equity offerings; provided that at least 65% of the Notes originally issued remain outstanding immediately after the occurrence of each such redemption; and provided, further, that any such redemption must occur within 90 days of the date of the closing of such equity offering.

The Indenture contains a number of covenants restricting our operations, limiting our ability and the ability of our restricted subsidiaries to incur additional indebtedness, pay dividends or make distributions, sell assets, issue subsidiary stock, restrict distributions from subsidiaries, create certain liens, enter into certain consolidations or mergers and enter into certain transactions with affiliates.

In the event that the Notes are assigned a rating of Baa3 or better by Moody’s and BBB- or better by S&P and no event of default has occurred and is continuing, certain covenants in the Indenture will be suspended.

The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to the Indenture (including the form of notes attached thereto), which is filed as Exhibit 99.3 hereto.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Purchase Agreement, dated March 31, 2005, between Visant Holding Corp., as issuer, and Lehman Brothers Inc. and Banc of America Securities LLC, as initial purchasers.

99.2         Registration Rights Agreement, dated April 4, 2005, among Visant Holding Corp., Lehman Brothers Inc. and Banc of America Securities LLC.

99.3         Indenture, dated April 4, 2005, between Visant Holding Corp. and U.S. Bank National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT HOLDING CORP.

Date: April 6, 2006	/s/ Paul B. Carousso
Paul B. Carousso

Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description

99.1	Purchase Agreement, dated March 31, 2005, between Visant Holding Corp., as issuer, and Lehman Brothers Inc. and Banc of America Securities LLC, as initial purchasers.

99.2	Registration Rights Agreement, dated April 4, 2005, among Visant Holding Corp., Lehman Brothers Inc. and Banc of America Securities LLC.

99.3	Indenture, dated April 4, 2005, between Visant Holding Corp. and U.S. Bank National Association, as trustee.